EXHIBIT 77O
                                                                     -----------

                       MASSMUTUAL PARTICIPATION INVESTORS

                                RULE 10F-3 REPORT

NAME OF FUND: MASSMUTUAL PARTICIPATION INVESTORS
NAME OF SUB-ADVISOR: BABSON CAPITAL MANAGEMENT LLC
RULE 10F-3 REPORT - ACQUISITION OF SECURITIES DURING EXISTENCE OF AN UNDERWRITING OR SELLING SYNDICATE IN THE 1ST QUARTER OF 2007.
NAME OF AFFILIATE MEMBER OF UNDERWRITING OR SELLING SYNDICATE - JEFFERIES & CO.

=============== =============== =============== ============= ================= =====================================
Type of         Issuer Name     Description     Date of       Underwriter       Name of Affiliated Underwriter
Security*                       of Security     Purchase      from who          managing or participating in
(indicate A,                                                  purchased         syndicate (attach list of all
B, C, D or E)                                                                   members of syndicate)
=============== =============== =============== ============= ================= =====================================
A               Sourcefire,     Common          03/08/07      Morgan Stanley    Jefferies & Co.
                Inc.            Stock

* Indicate (A) if part of an issue registered under the Securities Act of 1933 that is being offered to the public, (B) part of an issue of government securities, as defined in section 2(a)(16) of the Investment Company Act of 1940, (C) if Eligible Municipal Securities, (D) if Securities sold in an Eligible Foreign Offering, (E) if Securities sold in an Eligible Rule 144A Offering.


===================== ============================ ================================== ===============================
                      (X)                          (Y)
Aggregate principal   Aggregate principal amount   The principal amount of the        Purchase price, net of fees
amount of purchase    of such class of             offering of such class sold by     and expenses
of any class of the   securities being offered     underwriters or members of the     [MAY NOT EXCEED COLUMN (Z)
offering $ and # of   [FOR SECURITIES NOT          selling syndicate to qualified     UNLESS OFFERED FOR
shares. [THIS         PURCHASED IN AN ELIGIBLE     institutional buyers, as defined   SUBSCRIPTION UPON EXERCISE OF
AMOUNT, WHEN ADDED    RULE 144A OFFERING]          in Rule 144A(a)(1), plus (b) the   RIGHTS]
TO PURCHASES BY                                    principal amount of the offering
OTHER INVESTMENT                                   of such class in any concurrent
COMPANIES FOR WHOM                                 public offering.
THE ADVISER AND THE                                [FOR SECURITIES PURCHASED IN AN
RELEVANT                                           ELIGIBLE RULE 144A OFFERING]
SUB-ADVISER, IF
ANY, ACT AS
ADVISER, MAY NOT
EXCEED 25% OF
COLUMN (X) OR (Y)
===================== ============================ ================================== ===============================
$6,000                $586.55 Mln                  N/A                                $15.00 per share
400  Shares

==================== ======================================================= ========================================
                     (Z)
Date offering        Price paid by each other purchaser in the offering or   Commission, spread or profit
commenced            in any concurrent offering of the securities prior to
                     close of first full business day on which sales are
                     made.
-------------------- ------------------------------------------------------- ----------------------------------------
03/08/07                                $15.00 per share                     Gross Spread: $1.050
                                                                             Selling Concession: $0.630

The undersigned certifies that the information contained herein is complete and accurate and the following conditions have been satisfied:

1. The purchase price did not exceed the price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated).

2.   The underwriting was a firm commitment underwriting.

3. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

4. For securities that are not municipal securities - The issuer has been in continuous operation for not less than three years, including the operations of any predecessors.

5. For municipal securities only - The issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

6. The amount of such securities purchased by all of the investment companies advised by the adviser and the relevant sub-adviser(s) to the Fund purchasing such securities did not exceed 25% of column X or Y.

7.   No Affiliated Underwriter was a direct or indirect participant in the sale.

8. Each transaction specified in this report has been effected in compliance with SEC Rule 10f-3.

                                SOURCEFIRE, INC.
                               Syndicate's Members





Lead Manager:
     Morgan Stanley

Co-Managers:
     Jefferies & Co.
     Lehman Brothers
     UBS Investment Bank/US

Selling Group:
     Kaufmann Bros. LP

                       MASSMUTUAL PARTICIPATION INVESTORS

                                RULE 10F-3 REPORT

NAME OF FUND:  MASSMUTUAL PARTICIPATION INVESTORS
NAME OF SUB-ADVISOR:  BABSON CAPITAL MANAGEMENT LLC
RULE 10F-3 REPORT - ACQUISITION OF SECURITIES DURING EXISTENCE OF AN UNDERWRITING OR SELLING SYNDICATE IN THE 1ST QUARTER OF 2007.
NAME OF AFFILIATE MEMBER OF UNDERWRITING OR SELLING SYNDICATE - JEFFERIES & CO.

=============== =============== =============== ============= ================= =====================================
Type of         Issuer Name     Description     Date of       Underwriter       Name of Affiliated Underwriter
Security*                       of Security     Purchase      from who          managing or participating in
(indicate A,                                                  purchased         syndicate (attach list of all
B, C, D or E)                                                                   members of syndicate)
=============== =============== =============== ============= ================= =====================================
A               Cellcom         Common          02/05/07      Goldman Sachs    Jefferies & Co.
                Israel Ltd      Stock                         & Co.

* Indicate (A) if part of an issue registered under the Securities Act of 1933 that is being offered to the public, (B) part of an issue of government securities, as defined in section 2(a)(16) of the Investment Company Act of 1940, (C) if Eligible Municipal Securities, (D) if Securities sold in an Eligible Foreign Offering, (E) if Securities sold in an Eligible Rule 144A Offering.


===================== ============================ ================================== ===============================
                      (X)                          (Y)
Aggregate principal   Aggregate principal amount   The principal amount of the        Purchase price, net of fees
amount of purchase    of such class of             offering of such class sold by     and expenses
of any class of the   securities being offered     underwriters or members of the     [MAY NOT EXCEED COLUMN (Z)
offering $ and # of   [FOR SECURITIES NOT          selling syndicate to qualified     UNLESS OFFERED FOR
shares. [THIS         PURCHASED IN AN ELIGIBLE     institutional buyers, as defined   SUBSCRIPTION UPON EXERCISE OF
AMOUNT, WHEN ADDED    RULE 144A OFFERING]          in Rule 144A(a)(1), plus (b) the   RIGHTS]
TO PURCHASES BY                                    principal amount of the offering
OTHER INVESTMENT                                   of such class in any concurrent
COMPANIES FOR WHOM                                 public offering.
THE ADVISER AND THE                                [FOR SECURITIES PURCHASED IN AN
RELEVANT                                           ELIGIBLE RULE 144A OFFERING]
SUB-ADVISER, IF
ANY, ACT AS
ADVISER, MAY NOT
EXCEED 25% OF
COLUMN (X) OR (Y)
===================== ============================ ================================== ===============================
$58,000               $400.00 Mln                  N/A                                $20.00 per share
2900  Shares

==================== ======================================================= ========================================
                     (Z)
Date offering        Price paid by each other purchaser in the offering or   Commission, spread or profit
commenced            in any concurrent offering of the securities prior to
                     close of first full business day on which sales are
                     made.
==================== ======================================================= ========================================
02/05/07                                $20.00 per share                     Gross Spread: $1.300
                                                                             Selling Concession: $0.780

The undersigned certifies that the information contained herein is complete and accurate and the following conditions have been satisfied:

1. The purchase price did not exceed the price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated).

2.   The underwriting was a firm commitment underwriting.

3. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

4. For securities that are not municipal securities - The issuer has been in continuous operation for not less than three years, including the operations of any predecessors.

5. For municipal securities only - The issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

6. The amount of such securities purchased by all of the investment companies advised by the adviser and the relevant sub-adviser(s) to the Fund purchasing such securities did not exceed 25% of column X or Y.

7.   No Affiliated Underwriter was a direct or indirect participant in the sale.

8. Each transaction specified in this report has been effected in compliance with SEC Rule 10f-3.

                               CELLCOM ISRAEL LTD.
                               Syndicate's Members





Joint Lead-Books:
     Citigroup
     Deutsche Bank Securities Inc.
     Goldman Sachs & Co.

Co-Lead Manager:
     Merrill Lynch & Co.

Co-Managers:
     William Blair & Co. LLC
     Jefferies & Co.

                       MASSMUTUAL PARTICIPATION INVESTORS

                                RULE 10F-3 REPORT

NAME OF FUND:  MASSMUTUAL PARTICIPATION INVESTORS
NAME OF SUB-ADVISOR:  BABSON CAPITAL MANAGEMENT LLC
RULE 10F-3 REPORT - ACQUISITION OF SECURITIES DURING EXISTENCE OF AN UNDERWRITING OR SELLING SYNDICATE IN THE 1ST QUARTER OF 2007.
NAME OF AFFILIATE MEMBER OF UNDERWRITING OR SELLING SYNDICATE - JEFFERIES & CO.

=============== =============== =============== ============= ================= =====================================
Type of         Issuer Name     Description     Date of       Underwriter       Name of Affiliated Underwriter
Security*                       of Security     Purchase      from who          managing or participating in
(indicate A,                                                  purchased         syndicate (attach list of all
B, C, D or E)                                                                   members of syndicate)
=============== =============== =============== ============= ================= =====================================
A               Accuray Inc.    Common          02/07/07      JP Morgan         Jefferies & Co.
                                Stock                         Securities

* Indicate (A) if part of an issue registered under the Securities Act of 1933 that is being offered to the public, (B) part of an issue of government securities, as defined in section 2(a)(16) of the Investment Company Act of 1940, (C) if Eligible Municipal Securities, (D) if Securities sold in an Eligible Foreign Offering, (E) if Securities sold in an Eligible Rule 144A Offering.


===================== ============================ ================================== ===============================
                      (X)                          (Y)
Aggregate principal   Aggregate principal amount   The principal amount of the        Purchase price, net of fees
amount of purchase    of such class of             offering of such class sold by     and expenses
of any class of the   securities being offered     underwriters or members of the     [MAY NOT EXCEED COLUMN (Z)
offering $ and # of   [FOR SECURITIES NOT          selling syndicate to qualified     UNLESS OFFERED FOR
shares. [THIS         PURCHASED IN AN ELIGIBLE     institutional buyers, as defined   SUBSCRIPTION UPON EXERCISE OF
AMOUNT, WHEN ADDED    RULE 144A OFFERING]          in Rule 144A(a)(1), plus (b) the   RIGHTS]
TO PURCHASES BY                                    principal amount of the offering
OTHER INVESTMENT                                   of such class in any concurrent
COMPANIES FOR WHOM                                 public offering.
THE ADVISER AND THE                                [FOR SECURITIES PURCHASED IN AN
RELEVANT                                           ELIGIBLE RULE 144A OFFERING]
SUB-ADVISER, IF
ANY, ACT AS
ADVISER, MAY NOT
EXCEED 25% OF
COLUMN (X) OR (Y)
===================== ============================ ================================== ===============================
$18,000               $288.00 Mln                  N/A                                $18.00 per share
1000  Shares

==================== ======================================================= ========================================
                     (Z)
Date offering        Price paid by each other purchaser in the offering or   Commission, spread or profit
commenced            in any concurrent offering of the securities prior to
                     close of first full business day on which sales are
                     made.
==================== ======================================================= ========================================
02/07/07                                $18.00 per share                     Gross Spread: $1.260
                                                                             Selling Concession: $0.756

The undersigned certifies that the information contained herein is complete and accurate and the following conditions have been satisfied:

1. The purchase price did not exceed the price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated).

2.   The underwriting was a firm commitment underwriting.

3. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

4. For securities that are not municipal securities - The issuer has been in continuous operation for not less than three years, including the operations of any predecessors.

5. For municipal securities only - The issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

6. The amount of such securities purchased by all of the investment companies advised by the adviser and the relevant sub-adviser(s) to the Fund purchasing such securities did not exceed 25% of column X or Y.

7.   No Affiliated Underwriter was a direct or indirect participant in the sale.

8. Each transaction specified in this report has been effected in compliance with SEC Rule 10f-3.

                                  ACCURAY INC.
                               Syndicate's Members





Joint Lead Managers-Books:
     JP Morgan Securities
     UBS Securities

Co-Managers:
     Piper Jaffray & Co.
     Jefferies & Co.

                       MASSMUTUAL PARTICIPATION INVESTORS

                                RULE 10F-3 REPORT

NAME OF FUND:  MASSMUTUAL PARTICIPATION INVESTORS
NAME OF SUB-ADVISOR:  BABSON CAPITAL MANAGEMENT LLC
RULE 10F-3 REPORT - ACQUISITION OF SECURITIES DURING EXISTENCE OF AN UNDERWRITING OR SELLING SYNDICATE IN THE 1ST QUARTER OF 2007.
NAME OF AFFILIATE MEMBER OF UNDERWRITING OR SELLING SYNDICATE - JEFFERIES & CO.

=============== =============== =============== ============= ================= =====================================
Type of         Issuer Name     Description     Date of       Underwriter       Name of Affiliated Underwriter
Security*                       of Security     Purchase      from who          managing or participating in
(indicate A,                                                  purchased         syndicate (attach list of all
B, C, D or E)                                                                   members of syndicate)
=============== =============== =============== ============= ================= =====================================
A               Mellanox        Common          02/07/07      Credit Suisse     Jefferies & Co.
                Technologies    Stock                         Securities USA
                Inc.                                          LLC

* Indicate (A) if part of an issue registered under the Securities Act of 1933 that is being offered to the public, (B) part of an issue of government securities, as defined in section 2(a)(16) of the Investment Company Act of 1940, (C) if Eligible Municipal Securities, (D) if Securities sold in an Eligible Foreign Offering, (E) if Securities sold in an Eligible Rule 144A Offering.


===================== ============================ ================================== ===============================
                      (X)                          (Y)
Aggregate principal   Aggregate principal amount   The principal amount of the        Purchase price, net of fees
amount of purchase    of such class of             offering of such class sold by     and expenses
of any class of the   securities being offered     underwriters or members of the     [MAY NOT EXCEED COLUMN (Z)
offering $ and # of   [FOR SECURITIES NOT          selling syndicate to qualified     UNLESS OFFERED FOR
shares. [THIS         PURCHASED IN AN ELIGIBLE     institutional buyers, as defined   SUBSCRIPTION UPON EXERCISE OF
AMOUNT, WHEN ADDED    RULE 144A OFFERING]          in Rule 144A(a)(1), plus (b) the   RIGHTS]
TO PURCHASES BY                                    principal amount of the offering
OTHER INVESTMENT                                   of such class in any concurrent
COMPANIES FOR WHOM                                 public offering.
THE ADVISER AND THE                                [FOR SECURITIES PURCHASED IN AN
RELEVANT                                           ELIGIBLE RULE 144A OFFERING]
SUB-ADVISER, IF
ANY, ACT AS
ADVISER, MAY NOT
EXCEED 25% OF
COLUMN (X) OR (Y)
===================== ============================ ================================== ===============================
$3,400                $102.00 Mln                  N/A                                $17.00 per share
200  Shares

==================== ======================================================= ========================================
                     (Z)
Date offering        Price paid by each other purchaser in the offering or   Commission, spread or profit
commenced            in any concurrent offering of the securities prior to
                     close of first full business day on which sales are
                     made.
==================== ======================================================= ========================================
02/07/07                                $17.00 per share                     Gross Spread: $1.190
                                                                             Selling Concession: $0.714

The undersigned certifies that the information contained herein is complete and accurate and the following conditions have been satisfied:

1. The purchase price did not exceed the price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated).

2.   The underwriting was a firm commitment underwriting.

3. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

4. For securities that are not municipal securities - The issuer has been in continuous operation for not less than three years, including the operations of any predecessors.

5. For municipal securities only - The issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

6. The amount of such securities purchased by all of the investment companies advised by the adviser and the relevant sub-adviser(s) to the Fund purchasing such securities did not exceed 25% of column X or Y.

7.   No Affiliated Underwriter was a direct or indirect participant in the sale.

8. Each transaction specified in this report has been effected in compliance with SEC Rule 10f-3.

                           MELLANOX TECHNOLOGIES INC.
                               Syndicate's Members





Joint Lead Managers-Books:
     Credit Suisse Securities USA LLC
     JP Morgan Securities

Co-Managers:
     Thomas Weisel Partners LLC
     Jefferies & Co.

                       MASSMUTUAL PARTICIPATION INVESTORS

                                RULE 10F-3 REPORT

NAME OF FUND:  MASSMUTUAL PARTICIPATION INVESTORS
NAME OF SUB-ADVISOR:  BABSON CAPITAL MANAGEMENT LLC
RULE 10F-3 REPORT - ACQUISITION OF SECURITIES DURING EXISTENCE OF AN UNDERWRITING OR SELLING SYNDICATE IN THE 1ST QUARTER OF 2007.
NAME OF AFFILIATE MEMBER OF UNDERWRITING OR SELLING SYNDICATE - JEFFERIES & CO.

=============== =============== =============== ============= ================= =====================================
Type of         Issuer Name     Description     Date of       Underwriter       Name of Affiliated Underwriter
Security*                       of Security     Purchase      from who          managing or participating in
(indicate A,                                                  purchased         syndicate (attach list of all
B, C, D or E)                                                                   members of syndicate)
=============== =============== =============== ============= ================= =====================================
A               Fortress        Common          02/08/07      Lehman Brothers   Jefferies & Co.
                Investment      Stock                         Lazard Capital
                Group                                         Markets LLC

* Indicate (A) if part of an issue registered under the Securities Act of 1933 that is being offered to the public, (B) part of an issue of government securities, as defined in section 2(a)(16) of the Investment Company Act of 1940, (C) if Eligible Municipal Securities, (D) if Securities sold in an Eligible Foreign Offering, (E) if Securities sold in an Eligible Rule 144A Offering.


===================== ============================ ================================== ===============================
                      (X)                          (Y)
Aggregate principal   Aggregate principal amount   The principal amount of the        Purchase price, net of fees
amount of purchase    of such class of             offering of such class sold by     and expenses
of any class of the   securities being offered     underwriters or members of the     [MAY NOT EXCEED COLUMN (Z)
offering $ and # of   [FOR SECURITIES NOT          selling syndicate to qualified     UNLESS OFFERED FOR
shares. [THIS         PURCHASED IN AN ELIGIBLE     institutional buyers, as defined   SUBSCRIPTION UPON EXERCISE OF
AMOUNT, WHEN ADDED    RULE 144A OFFERING]          in Rule 144A(a)(1), plus (b) the   RIGHTS]
TO PURCHASES BY                                    principal amount of the offering
OTHER INVESTMENT                                   of such class in any concurrent
COMPANIES FOR WHOM                                 public offering.
THE ADVISER AND THE                                [FOR SECURITIES PURCHASED IN AN
RELEVANT                                           ELIGIBLE RULE 144A OFFERING]
SUB-ADVISER, IF
ANY, ACT AS
ADVISER, MAY NOT
EXCEED 25% OF
COLUMN (X) OR (Y)
===================== ============================ ================================== ===============================
$12,950               $634.29 Mln                  N/A                                $18.50 per share
700 Shares

==================== ======================================================= ========================================
                     (Z)
Date offering        Price paid by each other purchaser in the offering or   Commission, spread or profit
commenced            in any concurrent offering of the securities prior to
                     close of first full business day on which sales are
                     made.
==================== ======================================================= ========================================
02/08/07                                $18.50 per share                     Gross Spread: $1.110
                                                                             Selling Concession: $0.720

The undersigned certifies that the information contained herein is complete and accurate and the following conditions have been satisfied:

1. The purchase price did not exceed the price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated).

2.   The underwriting was a firm commitment underwriting.

3. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

4. For securities that are not municipal securities - The issuer has been in continuous operation for not less than three years, including the operations of any predecessors.

5. For municipal securities only - The issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

6. The amount of such securities purchased by all of the investment companies advised by the adviser and the relevant sub-adviser(s) to the Fund purchasing such securities did not exceed 25% of column X or Y.

7.   No Affiliated Underwriter was a direct or indirect participant in the sale.

8. Each transaction specified in this report has been effected in compliance with SEC Rule 10f-3.

                            FORTRESS INVESTMENT GROUP
                               Syndicate's Members





Joint Lead Managers-Books:
     Banc of America Securities LLC
     Citigroup
     Deutsche Bank Securities Inc.
     Goldman Sachs & Co.
     Lehman Brothers

Co-Managers:
     Bear Stearns & Co. Inc.
     Lazard Capital Markets LLC
     Merrill Lynch & Co.
     Morgan Stanley & Co., Inc.
     Wells Fargo Securities

Selling Group:
     Friedman Billings Ramsey & Co, Inc.
     JMP Securities
     Keybanc Capital Markets
     Sandler O'Neill & Partners
     Jefferies & Co.

                       MASSMUTUAL PARTICIPATION INVESTORS

                                RULE 10F-3 REPORT

NAME OF FUND:  MASSMUTUAL PARTICIPATION INVESTORS
NAME OF SUB-ADVISOR:  BABSON CAPITAL MANAGEMENT LLC
RULE 10F-3 REPORT - ACQUISITION OF SECURITIES DURING EXISTENCE OF AN UNDERWRITING OR SELLING SYNDICATE IN THE 1ST QUARTER OF 2007.
NAME OF AFFILIATE MEMBER OF UNDERWRITING OR SELLING SYNDICATE - JEFFERIES & CO.

=============== =============== =============== ============= ================= =====================================
Type of         Issuer Name     Description     Date of       Underwriter       Name of Affiliated Underwriter
Security*                       of Security     Purchase      from who          managing or participating in
(indicate A,                                                  purchased         syndicate (attach list of all
B, C, D or E)                                                                   members of syndicate)
=============== =============== =============== ============= ================= =====================================
A               Opnext Inc.     Common          02/14/07      Goldman Sachs     Jefferies & Co.
                                Stock                         & Co.

* Indicate (A) if part of an issue registered under the Securities Act of 1933 that is being offered to the public, (B) part of an issue of government securities, as defined in section 2(a)(16) of the Investment Company Act of 1940, (C) if Eligible Municipal Securities, (D) if Securities sold in an Eligible Foreign Offering, (E) if Securities sold in an Eligible Rule 144A Offering.


===================== ============================ ================================== ===============================
                      (X)                          (Y)
Aggregate principal   Aggregate principal amount   The principal amount of the        Purchase price, net of fees
amount of purchase    of such class of             offering of such class sold by     and expenses
of any class of the   securities being offered     underwriters or members of the     [MAY NOT EXCEED COLUMN (Z)
offering $ and # of   [FOR SECURITIES NOT          selling syndicate to qualified     UNLESS OFFERED FOR
shares. [THIS         PURCHASED IN AN ELIGIBLE     institutional buyers, as defined   SUBSCRIPTION UPON EXERCISE OF
AMOUNT, WHEN ADDED    RULE 144A OFFERING]          in Rule 144A(a)(1), plus (b) the   RIGHTS]
TO PURCHASES BY                                    principal amount of the offering
OTHER INVESTMENT                                   of such class in any concurrent
COMPANIES FOR WHOM                                 public offering.
THE ADVISER AND THE                                [FOR SECURITIES PURCHASED IN AN
RELEVANT                                           ELIGIBLE RULE 144A OFFERING]
SUB-ADVISER, IF
ANY, ACT AS
ADVISER, MAY NOT
EXCEED 25% OF
COLUMN (X) OR (Y)
===================== ============================ ================================== ===============================
$6,000                $253.64 Mln                  N/A                                $15.00 per share
400  Shares

==================== ======================================================= ========================================
                     (Z)
Date offering        Price paid by each other purchaser in the offering or   Commission, spread or profit
commenced            in any concurrent offering of the securities prior to
                     close of first full business day on which sales are
                     made.
==================== ======================================================= ========================================
02/14/07                                $15.00 per share                     Gross Spread: $1.050
                                                                             Selling Concession: $0.630

The undersigned certifies that the information contained herein is complete and accurate and the following conditions have been satisfied:

1. The purchase price did not exceed the price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated).

2.   The underwriting was a firm commitment underwriting.

3. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

4. For securities that are not municipal securities - The issuer has been in continuous operation for not less than three years, including the operations of any predecessors.

5. For municipal securities only - The issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

6. The amount of such securities purchased by all of the investment companies advised by the adviser and the relevant sub-adviser(s) to the Fund purchasing such securities did not exceed 25% of column X or Y.

7.   No Affiliated Underwriter was a direct or indirect participant in the sale.

8. Each transaction specified in this report has been effected in compliance with SEC Rule 10f-3.

                                  OPNEXT INC.
                               Syndicate's Members





Sole Manager:
     Goldman Sachs & Co.

Co-Managers:
     CIBC World Markets
     Cowen & Co.
     JP Morgan Securities
     Jefferies & Co.

                       MASSMUTUAL PARTICIPATION INVESTORS

                                RULE 10F-3 REPORT

NAME OF FUND:  MASSMUTUAL PARTICIPATION INVESTORS
NAME OF SUB-ADVISOR:  BABSON CAPITAL MANAGEMENT LLC
RULE 10F-3 REPORT - ACQUISITION OF SECURITIES DURING EXISTENCE OF AN UNDERWRITING OR SELLING SYNDICATE IN THE 1ST QUARTER OF 2007.
NAME OF AFFILIATE MEMBER OF UNDERWRITING OR SELLING SYNDICATE - JEFFERIES & CO.

=============== =============== =============== ============= ================= =====================================
Type of         Issuer Name     Description     Date of       Underwriter       Name of Affiliated Underwriter
Security*                       of Security     Purchase      from who          managing or participating in
(indicate A,                                                  purchased         syndicate (attach list of all
B, C, D or E)                                                                   members of syndicate)
=============== =============== =============== ============= ================= =====================================
A               Clearwire       Common          03/07/07      Merrill Lynch     Jefferies & Co.
                Corp.           Stock                         & Co.

* Indicate (A) if part of an issue registered under the Securities Act of 1933 that is being offered to the public, (B) part of an issue of government securities, as defined in section 2(a)(16) of the Investment Company Act of 1940, (C) if Eligible Municipal Securities, (D) if Securities sold in an Eligible Foreign Offering, (E) if Securities sold in an Eligible Rule 144A Offering.


===================== ============================ ================================== ===============================
                      (X)                          (Y)
Aggregate principal   Aggregate principal amount   The principal amount of the        Purchase price, net of fees
amount of purchase    of such class of             offering of such class sold by     and expenses
of any class of the   securities being offered     underwriters or members of the     [MAY NOT EXCEED COLUMN (Z)
offering $ and # of   [FOR SECURITIES NOT          selling syndicate to qualified     UNLESS OFFERED FOR
shares. [THIS         PURCHASED IN AN ELIGIBLE     institutional buyers, as defined   SUBSCRIPTION UPON EXERCISE OF
AMOUNT, WHEN ADDED    RULE 144A OFFERING]          in Rule 144A(a)(1), plus (b) the   RIGHTS]
TO PURCHASES BY                                    principal amount of the offering
OTHER INVESTMENT                                   of such class in any concurrent
COMPANIES FOR WHOM                                 public offering.
THE ADVISER AND THE                                [FOR SECURITIES PURCHASED IN AN
RELEVANT                                           ELIGIBLE RULE 144A OFFERING]
SUB-ADVISER, IF
ANY, ACT AS
ADVISER, MAY NOT
EXCEED 25% OF
COLUMN (X) OR (Y)
===================== ============================ ================================== ===============================
$50,000               $600.00 Mln                  N/A                                $25.00 per share
2000  Shares

==================== ======================================================= ========================================
                     (Z)
Date offering        Price paid by each other purchaser in the offering or   Commission, spread or profit
commenced            in any concurrent offering of the securities prior to
                     close of first full business day on which sales are
                     made.
==================== ======================================================= ========================================
03/07/07                                $25.00 per share                     Gross Spread: $1.500
                                                                             Selling Concession: $0.900

The undersigned certifies that the information contained herein is complete and accurate and the following conditions have been satisfied:

1. The purchase price did not exceed the price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated).

2.   The underwriting was a firm commitment underwriting.

3. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

4. For securities that are not municipal securities - The issuer has been in continuous operation for not less than three years, including the operations of any predecessors.

5. For municipal securities only - The issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

6. The amount of such securities purchased by all of the investment companies advised by the adviser and the relevant sub-adviser(s) to the Fund purchasing such securities did not exceed 25% of column X or Y.

7.   No Affiliated Underwriter was a direct or indirect participant in the sale.

8. Each transaction specified in this report has been effected in compliance with SEC Rule 10f-3.

                                 CLEARWIRE CORP.
                               Syndicate's Members





Joint Lead Managers-Books:
     JP Morgan
     Merrill Lynch & Co.
     Morgan Stanley

Joint Lead Managers:
     Bear Stearns & Co., Inc.
     Citigroup
     Wachovia Securities Inc.
     Jefferies & Co.

Co-Managers:
     Raymond James & Associates Inc.
     Stifel Nicolaus & Co., Inc.
     Think Equity Partners Craig Hallum

Selling Group:
     AG Edwards and Sons Inc.
     DA Davidson
     FMP Securities
     McAdams Wright Ragen Inc.
     Morgan Keegan & Co.
     Susquehanna Financial Group LLP

                       MASSMUTUAL PARTICIPATION INVESTORS

                                RULE 10F-3 REPORT

NAME OF FUND:  MASSMUTUAL PARTICIPATION INVESTORS
NAME OF SUB-ADVISOR:  BABSON CAPITAL MANAGEMENT LLC
RULE 10F-3 REPORT - ACQUISITION OF SECURITIES DURING EXISTENCE OF AN UNDERWRITING OR SELLING SYNDICATE IN THE 2ND QUARTER OF 2007.
NAME OF AFFILIATE MEMBER OF UNDERWRITING OR SELLING SYNDICATE - JEFFERIES & CO.

=============== =============== =============== ============= ================= =====================================
Type of         Issuer Name     Description     Date of       Underwriter       Name of Affiliated Underwriter
Security*                       of Security     Purchase      from who          managing or participating in
(indicate A,                                                  purchased         syndicate (attach list of all
B, C, D or E)                                                                   members of syndicate)
=============== =============== =============== ============= ================= =====================================
A               Enernoc Inc.    Common          05/17/07      Credit Suisse     Jefferies & Co.
                                Stock

* Indicate (A) if part of an issue registered under the Securities Act of 1933 that is being offered to the public, (B) part of an issue of government securities, as defined in section 2(a)(16) of the Investment Company Act of 1940, (C) if Eligible Municipal Securities, (D) if Securities sold in an Eligible Foreign Offering, (E) if Securities sold in an Eligible Rule 144A Offering.


===================== ============================ ================================== ===============================
                      (X)                          (Y)
Aggregate principal   Aggregate principal amount   The principal amount of the        Purchase price, net of fees
amount of purchase    of such class of             offering of such class sold by     and expenses
of any class of the   securities being offered     underwriters or members of the     [MAY NOT EXCEED COLUMN (Z)
offering $ and # of   [FOR SECURITIES NOT          selling syndicate to qualified     UNLESS OFFERED FOR
shares. [THIS         PURCHASED IN AN ELIGIBLE     institutional buyers, as defined   SUBSCRIPTION UPON EXERCISE OF
AMOUNT, WHEN ADDED    RULE 144A OFFERING]          in Rule 144A(a)(1), plus (b) the   RIGHTS]
TO PURCHASES BY                                    principal amount of the offering
OTHER INVESTMENT                                   of such class in any concurrent
COMPANIES FOR WHOM                                 public offering.
THE ADVISER AND THE                                [FOR SECURITIES PURCHASED IN AN
RELEVANT                                           ELIGIBLE RULE 144A OFFERING]
SUB-ADVISER, IF
ANY, ACT AS
ADVISER, MAY NOT
EXCEED 25% OF
COLUMN (X) OR (Y)
===================== ============================ ================================== ===============================
$369,600               $97.50 Mln                  N/A                                $22.00 per share
16,800  Shares

==================== ======================================================= ========================================
                     (Z)
Date offering        Price paid by each other purchaser in the offering or   Commission, spread or profit
commenced            in any concurrent offering of the securities prior to
                     close of first full business day on which sales are
                     made.
==================== ======================================================= ========================================
05/17/07                                $22.00 per share                     Gross Spread: $1.820
                                                                             Selling Concession: $1.092

The undersigned certifies that the information contained herein is complete and accurate and the following conditions have been satisfied:

1. The purchase price did not exceed the price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated).

2.   The underwriting was a firm commitment underwriting.

3. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

4. For securities that are not municipal securities - The issuer has been in continuous operation for not less than three years, including the operations of any predecessors.

5. For municipal securities only - The issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

6. The amount of such securities purchased by all of the investment companies advised by the adviser and the relevant sub-adviser(s) to the Fund purchasing such securities did not exceed 25% of column X or Y.

7.   No Affiliated Underwriter was a direct or indirect participant in the sale.

8. Each transaction specified in this report has been effected in compliance with SEC Rule 10f-3.

                                  ENERNOC INC.
                               Syndicate's Members





Joint Lead Managers-Books:
     Credit Suisse Securities USA LLC
     Morgan Stanley & Co. Inc.

Co-Managers:
     Canaccord Adams Inc.
     Jefferies & Co.

                       MASSMUTUAL PARTICIPATION INVESTORS

                                RULE 10F-3 REPORT

NAME OF FUND:  MASSMUTUAL PARTICIPATION INVESTORS
NAME OF SUB-ADVISOR:  BABSON CAPITAL MANAGEMENT LLC
RULE 10F-3 REPORT - ACQUISITION OF SECURITIES DURING EXISTENCE OF AN UNDERWRITING OR SELLING SYNDICATE IN THE 2ND QUARTER OF 2007.
NAME OF AFFILIATE MEMBER OF UNDERWRITING OR SELLING SYNDICATE - JEFFERIES & CO.

=============== =============== =============== ============= ================= =====================================
Type of         Issuer Name     Description     Date of       Underwriter       Name of Affiliated Underwriter
Security*                       of Security     Purchase      from who          managing or participating in
(indicate A,                                                  purchased         syndicate (attach list of all
B, C, D or E)                                                                   members of syndicate)
=============== =============== =============== ============= ================= =====================================
A               Limelight       Common          06/07/07      Goldman Sachs     Jefferies & Co.
                Networks Inc.   Stock

* Indicate (A) if part of an issue registered under the Securities Act of 1933 that is being offered to the public, (B) part of an issue of government securities, as defined in section 2(a)(16) of the Investment Company Act of 1940, (C) if Eligible Municipal Securities, (D) if Securities sold in an Eligible Foreign Offering, (E) if Securities sold in an Eligible Rule 144A Offering.


===================== ============================ ================================== ===============================
                      (X)                          (Y)
Aggregate principal   Aggregate principal amount   The principal amount of the        Purchase price, net of fees
amount of purchase    of such class of             offering of such class sold by     and expenses
of any class of the   securities being offered     underwriters or members of the     [MAY NOT EXCEED COLUMN (Z)
offering $ and # of   [FOR SECURITIES NOT          selling syndicate to qualified     UNLESS OFFERED FOR
shares. [THIS         PURCHASED IN AN ELIGIBLE     institutional buyers, as defined   SUBSCRIPTION UPON EXERCISE OF
AMOUNT, WHEN ADDED    RULE 144A OFFERING]          in Rule 144A(a)(1), plus (b) the   RIGHTS]
TO PURCHASES BY                                    principal amount of the offering
OTHER INVESTMENT                                   of such class in any concurrent
COMPANIES FOR WHOM                                 public offering.
THE ADVISER AND THE                                [FOR SECURITIES PURCHASED IN AN
RELEVANT                                           ELIGIBLE RULE 144A OFFERING]
SUB-ADVISER, IF
ANY, ACT AS
ADVISER, MAY NOT
EXCEED 25% OF
COLUMN (X) OR (Y)
===================== ============================ ================================== ===============================
$2,200                $240.00 Mln                  N/A                                $11.00 per share
200 Shares

==================== ======================================================= ========================================
                     (Z)
Date offering        Price paid by each other purchaser in the offering or   Commission, spread or profit
commenced            in any concurrent offering of the securities prior to
                     close of first full business day on which sales are
                     made.
==================== ======================================================= ========================================
06/07/07                                $11.00 per share                     Gross Spread: $1.050
                                                                             Selling Concession: $0.630

The undersigned certifies that the information contained herein is complete and accurate and the following conditions have been satisfied:

1. The purchase price did not exceed the price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated).

2.   The underwriting was a firm commitment underwriting.

3. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

4. For securities that are not municipal securities - The issuer has been in continuous operation for not less than three years, including the operations of any predecessors.

5. For municipal securities only - The issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

6. The amount of such securities purchased by all of the investment companies advised by the adviser and the relevant sub-adviser(s) to the Fund purchasing such securities did not exceed 25% of column X or Y.

7.   No Affiliated Underwriter was a direct or indirect participant in the sale.

8. Each transaction specified in this report has been effected in compliance with SEC Rule 10f-3.

                             LIMELIGHT NETWORKS INC.
                               Syndicate's Members





Lead Manager:
     Goldman Sachs & Co.

Joint Lead Manager:
     Morgan Stanley & Co., Inc.

Co-Managers:
     Friedman Billings Ramsey & Co. Inc.
     Jefferies & Co.
     Piper Jaffray & Co.

                       MASSMUTUAL PARTICIPATION INVESTORS

                                RULE 10F-3 REPORT

NAME OF FUND:  MASSMUTUAL PARTICIPATION INVESTORS
NAME OF SUB-ADVISOR:  BABSON CAPITAL MANAGEMENT LLC
RULE 10F-3 REPORT - ACQUISITION OF SECURITIES DURING EXISTENCE OF AN UNDERWRITING OR SELLING SYNDICATE IN THE 2ND QUARTER OF 2007.
NAME OF AFFILIATE MEMBER OF UNDERWRITING OR SELLING SYNDICATE - JEFFERIES & CO.

=============== =============== =============== ============= ================= =====================================
Type of         Issuer Name     Description     Date of       Underwriter       Name of Affiliated Underwriter
Security*                       of Security     Purchase      from who          managing or participating in
(indicate A,                                                  purchased         syndicate (attach list of all
B, C, D or E)                                                                   members of syndicate)
=============== =============== =============== ============= ================= =====================================
A               Comscore Inc.   Common          06/26/07      Credit Suisse     Jefferies & Co.
                                Stock

* Indicate (A) if part of an issue registered under the Securities Act of 1933 that is being offered to the public, (B) part of an issue of government securities, as defined in section 2(a)(16) of the Investment Company Act of 1940, (C) if Eligible Municipal Securities, (D) if Securities sold in an Eligible Foreign Offering, (E) if Securities sold in an Eligible Rule 144A Offering.


===================== ============================ ================================== ===============================
                      (X)                          (Y)
Aggregate principal   Aggregate principal amount   The principal amount of the        Purchase price, net of fees
amount of purchase    of such class of             offering of such class sold by     and expenses
of any class of the   securities being offered     underwriters or members of the     [MAY NOT EXCEED COLUMN (Z)
offering $ and # of   [FOR SECURITIES NOT          selling syndicate to qualified     UNLESS OFFERED FOR
shares. [THIS         PURCHASED IN AN ELIGIBLE     institutional buyers, as defined   SUBSCRIPTION UPON EXERCISE OF
AMOUNT, WHEN ADDED    RULE 144A OFFERING]          in Rule 144A(a)(1), plus (b) the   RIGHTS]
TO PURCHASES BY                                    principal amount of the offering
OTHER INVESTMENT                                   of such class in any concurrent
COMPANIES FOR WHOM                                 public offering.
THE ADVISER AND THE                                [FOR SECURITIES PURCHASED IN AN
RELEVANT                                           ELIGIBLE RULE 144A OFFERING]
SUB-ADVISER, IF
ANY, ACT AS
ADVISER, MAY NOT
EXCEED 25% OF
COLUMN (X) OR (Y)
===================== ============================ ================================== ===============================
$13,500                $87.45 Mln                  N/A                                $15.00 per share
900  Shares

==================== ======================================================= ========================================
                     (Z)
Date offering        Price paid by each other purchaser in the offering or   Commission, spread or profit
commenced            in any concurrent offering of the securities prior to
                     close of first full business day on which sales are
                     made.
==================== ======================================================= ========================================
06/26/07                                $15.00 per share                     Gross Spread: $1.155
                                                                             Selling Concession: $0.693

The undersigned certifies that the information contained herein is complete and accurate and the following conditions have been satisfied:

1. The purchase price did not exceed the price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated).

2.   The underwriting was a firm commitment underwriting.

3. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

4. For securities that are not municipal securities - The issuer has been in continuous operation for not less than three years, including the operations of any predecessors.

5. For municipal securities only - The issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

6. The amount of such securities purchased by all of the investment companies advised by the adviser and the relevant sub-adviser(s) to the Fund purchasing such securities did not exceed 25% of column X or Y.

7.   No Affiliated Underwriter was a direct or indirect participant in the sale.

8. Each transaction specified in this report has been effected in compliance with SEC Rule 10f-3.

                                  COMSCORE INC.
                               Syndicate's Members





Lead Manager:
     Credit Suisse Securities USA LLC

Co-Lead Manager:
     Deutsche Bank Securities Inc.

Co-Managers:
     Friedman Billings Ramsey & Co. Inc.
     Jefferies & Co.
     William Blair & Co. LLC